Exhibit 10.7

Execution Version

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”) is made and entered into as of March 15, 2017 by and among (i) ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark (the “Issuer”), (ii) U.S. Bank National Association, a national banking association (the “Trustee”), (iii) Athyrium Opportunities Fund (A) LP, a Delaware limited partnership (“AOF A”), (iv) Athyrium Opportunities Fund (B) LP, a Delaware limited partnership (“AOF B”), (v) Athyrium Opportunities II Acquisition LP, a Delaware limited partnership (“AOF II”, and together with AOF A and AOF B, the “Noteholders”), (vi) Zealand Pharma A/S, a company registered under the laws of Denmark (“Zealand Parent”), (vii) ZP Holding SPV K/S, a limited partnership registered under the laws of Denmark (the “Master SPV”), (viii) ZP General Partner 1 ApS, a limited liability company registered under the laws of Denmark (“General Partner 1”) and (ix) ZP General Partner 2 ApS, a limited liability company registered under the laws of Denmark (“General Partner 2”).  The Issuer, the Trustee, the Noteholders, Zealand Parent, the Master SPV, General Partner 1 and General Partner 2 are referred to herein collectively as the “Parties” and individually as a “Party”.

WHEREAS, the Issuer and the Trustee are party to that certain Indenture, dated as of December 11, 2014, pursuant to which the Issuer has issued Notes to the Noteholders on the terms set forth therein (the “Indenture”); and

WHEREAS, the Parties desire to the amend the Indenture and the other Specified Agreements (as defined below) as described herein to, among other things, (a) change the Final Legal Maturity Date of the Notes, (b) provide for the redemption at the Specified Redemption Price (as defined below) of $25,000,000 in aggregate principal amount of the outstanding Notes using funds contained in the Milestone Payments Reserve Account, (c) provide for the release to the Issuer of the funds remaining in the Milestone Payments Reserve Account after the completion of the redemption described in the foregoing clause (b), and (d) change the Redemption Prices applicable to any and all future redemptions of the Notes.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Definitions.

(a)         As used in this Amendment, the following term has the meaning specified below:

“Specified Agreements” means, collectively, (i) the Indenture, (ii) the Note Purchase Agreement, dated December 11, 2014, among Zealand Parent, the Master SPV, the Issuer and AOF A (the “AOF A Purchase Agreement”), (iii) the Note Purchase Agreement, dated December 11, 2014, among Zealand Parent, the Master SPV, the Issuer and AOF B (the “AOF B Purchase Agreement”), (iv) the Issuer Purchase Agreement, (v) the Master Contribution Agreement, (vi) the Servicing Agreement, (vii) the License Servicing Agreement, (viii) the Assignment and Charge Agreement, (ix) the Share Pledge Agreement, (x) the Assignment for Security Purposes, (xi) the Limited Partnership Agreement of the Issuer, dated December 11,

2014, among General Partner 2, the Master SPV and the Issuer (the “Issuer Limited Partnership Agreement”), (xii) the Limited Partnership Agreement of the Master SPV, dated December 11, 2014, among General Partner 1, Zealand Parent and the Master SPV (the “Master SPV Limited Partnership Agreement”), (xiii) the Shareholders’ Agreement of General Partner 1, dated December 11, 2014, between General Partner 1 and Zealand Parent, (xiv) the Shareholders’ Agreement of General Partner 2, dated December 11, 2014, between General Partner 2 and the Master SPV, (xv) the 144A Global Note, No. A-1, dated December 11, 2014, made by the Issuer in favor of Cede & Co., bearing CUSIP No. 98878VAA2 (the “Existing 144A Global Note”), (xvi) the Regulation S Global Note, No. S-1, dated December 11, 2014, made by the Issuer in favor of Cede & Co., bearing CUSIP No. K9900PAA2 (the “Existing Reg S Global Note”), and (xvii) solely with respect to the Noteholders, the Securities Purchase Agreement, dated as of January 12, 2015, among AOF A, AOF B and AOF II (the “Securities Purchase Agreement”).

(b)         Capitalized terms used herein (including in the recitals hereto and the immediately preceding clause (a)) but not defined herein shall have the meanings assigned to such terms in the Indenture.

2.                                      Amendments to the Indenture.

(a)         Section 3.1(h) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(h)                           The Issuer will cause the Servicer to establish not later than the Closing Date and maintain the Milestone Payments Reserve Account at the Operating Bank that shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee.  The Trustee shall transfer all Payments identified as Milestone Payments upon receipt to the Milestone Payments Reserve Account (whether such Payments were initially deposited in the Collection Account or otherwise).  The Trustee shall cause amounts on deposit in the Milestone Payments Reserve Account to be transferred therefrom (i) to the Redemption Account only to the extent specifically provided for in the written notice of an Optional Redemption or Noteholder-Required Redemption delivered to the Trustee pursuant to Section 3.8(b), (ii) to, or at the direction of, the Issuer only to the extent permitted by Section 3.7, and (iii) to the Redemption Account only to the extent specifically provided for in Section 3.8(e).”

(b)         Section 3.7 of the Indenture is hereby amended by adding the following clause (d) to the end of such Section 3.7:

“(d)                           Notwithstanding anything herein (or in any Deal Document) to the contrary, promptly following the completion of the Specified Amendment Redemption and the payment of the Specified Redemption Price to the Noteholders, the Trustee shall transfer an amount equal to $26,174,627 (or, if less, the amount then on deposit in the Milestone Payments Reserve Account) from the Milestone Payments Reserve Account to, or at the direction of, the Issuer

(including a transfer (i) at the direction of the Issuer to the Seller or (ii) at the direction of the Issuer to Zealand).”

(c)          Section 3.8 of the Indenture is hereby amended by adding the following clause (e) to the end of such Section 3.8:

“(e)                            Notwithstanding anything herein to the contrary:

(i)                               on the Specified Redemption Date, the Issuer shall redeem $25,000,000 in aggregate principal amount of the Notes from the Noteholders in the proportions set forth in Section 3(e)(ii)(D) at the Specified Redemption Price (the “Specified Amendment Redemption”);

(ii)                            on the Specified Redemption Date, the Trustee shall, in the order set forth below:

(A)             first, make the applicable transfers provided for in Section 3.5;

(B)             second, make the applicable distributions provided for in Section 3.6;

(C)             third, transfer from the Milestone Payments Reserve Account to the Redemption Account an amount equal to $25,750,000 (the “Specified Redemption Price”), which Specified Redemption Price consists of a $25,750,000 redemption price for the Specified Amendment Redemption plus the accrued and unpaid interest to the Specified Redemption Date on the Notes that are being redeemed as part of the Specified Amendment Redemption (after giving effect to the transfers and distributions made pursuant to the immediately preceding clauses (A) and (B)) plus any Tax Additional Amount due and unpaid with respect to such Notes (after giving effect to the transfers and distributions made pursuant to the immediately preceding clauses (A) and (B));

(D)             fourth, distribute the amounts on deposit in the Redemption Account as follows:

(I)                             remitting to Cede & Co., with respect to the Existing 144A Global Note, an amount equal to $13,328,740 of the Specified Redemption Price for the redemption of $12,878,000 in aggregate principal amount of the beneficial interest of Athyrium Opportunities Fund (A) LP therein (Athyrium Opportunities Fund (A) LP and Athyrium Opportunities II Acquisition LP intend to instruct the custodian through which they own their respective beneficial interests in the Existing 144A Global Note as to the allocation of such portion of the Specified Redemption Price, with the result that Athyrium Opportunities Fund (A) LP will no longer have any beneficial interest in such 144A Global Note and Athyrium Opportunities II Acquisition LP will remain the holder of a $19,318,000 beneficial interest in such 144A Global Note);

(II)                        remitting to Athyrium Opportunities Fund (B) LP an amount equal to $7,264,440 of the Specified Redemption Price for the redemption of $7,122,000 in aggregate principal amount of the Definitive Note held by Athyrium Opportunities Fund (B) LP (with the result that Athyrium Opportunities Fund (B) LP will no longer hold any Notes); and

(III)                   remitting to Athyrium Opportunities II Acquisition LP an amount equal to $5,156,820 of the Specified Redemption Price for the redemption of $5,000,000 in aggregate principal amount of the Definitive Note held by Athyrium Opportunities II Acquisition LP (with the result that Athyrium Opportunities II Acquisition LP will remain the holder of $5,682,000 in aggregate principal amount of such Definitive Note);

(iii)                         no funds on deposit in the Interest Reserve Account or any of the other Transaction Accounts (other than the Milestone Payments Reserve Account) shall be transferred to the Redemption Account (or otherwise transferred, withdrawn or distributed) for purposes of effecting the Specified Amendment Redemption or paying all or any portion of the Specified Redemption Price;

(iv)                        the fees, costs and expenses of the Issuer and Zealand (and their respective Affiliates) incurred in connection with (A) the preparation, negotiation, execution, delivery and performance of the Omnibus Amendment, the Zealand Guarantee and the other documents prepared in connection therewith and (B) the consummation of the Specified Amendment Redemption shall (x) be paid by the Issuer, Zealand or their respective Affiliates (as applicable), and not by the Noteholders, (y) be deemed to not constitute Expenses and (z) not be paid using any funds on deposit in any of the Transaction Accounts (provided, however, that that the fees and out-of-pocket expenses of the Issuer’s counsel and the fees and out-of-pocket expenses of the Trustee incurred in connection with the Omnibus Amendment, the Zealand Guarantee and the Specified Amendment Redemption shall be paid to the Issuer’s counsel and the Trustee, respectively, on demand using the funds transferred from the Milestone Payments Reserve Account to, or at the direction of, the Issuer in accordance with Section 3.7(d));

(v)                                 the Issuer shall not issue any Subordinated Notes for the purpose of funding the Specified Amendment Redemption; and

(vi)                              each payment to be made to a Noteholder under this Section 3.8(e) shall be made by wire transfer of immediately available funds to the account designated by such Noteholder.”

(d)         Section 3.9 of the Indenture is hereby amended by adding the following clause (f) to the end of such Section 3.9:

“(f)                             Notwithstanding anything herein to the contrary, in connection with the Specified Amendment Redemption:

(i)                               the Omnibus Amendment, dated as of March 15, 2017, among, inter alia, the Trustee and the Issuer (the “Omnibus Amendment”), shall constitute notice to each of the Noteholders of the Specified Amendment Redemption and shall be deemed to satisfy the requirements of Section 3.9(a);

(ii)                            unless the Issuer fails to pay the Specified Redemption Price, interest on the Notes (or portions thereof, as applicable) to be redeemed in the Specified Amendment Redemption shall cease to accrue on and after the Specified Redemption Date;

(iii)                         the Notes (or portions thereof, as applicable) to be redeemed in the Specified Amendment Redemption shall be due and payable on the Specified Redemption Date at the Corporate Trust Office at the Specified Redemption Price;

(iv)                        on the Specified Redemption Date the Notes (or portions thereof, as applicable) to be redeemed in the Specified Amendment Redemption shall be paid and redeemed at the Specified Redemption Price using funds on deposit in the Redemption Account as described in Section 3.8(e)(ii)(D) above; and

(v)                           on or before the Specified Redemption Date, the Issuer shall, to the extent an amount equal to the Specified Redemption Price is not then on deposit in the Redemption Account, deposit or cause to be deposited in the Redemption Account an amount in immediately available funds so that the total amount in the Redemption Account shall be sufficient to pay the Specified Redemption Price (provided, however, that no funds on deposit in the Interest Reserve Account or any of the other Transaction Accounts (other than the Milestone Payments Reserve Account) shall be transferred to the Redemption Account (or otherwise transferred, withdrawn or distributed) for purposes of effecting the Specified Amendment Redemption or paying all or any portion of the Specified Redemption Price);

(vi)                        on (or as promptly as practicable after) the Specified Redemption Date after the Noteholders’ receipt of the Specified Redemption Price, the Definitive Note held by Athyrium Opportunities Fund (B) LP that is redeemed in whole in the Specified Amendment Redemption shall be surrendered (which action may be taken by such Noteholder or its authorized agent) to the Trustee for cancellation and may not be reissued or resold;

(vii)                     on the Specified Redemption Date after the Noteholders’ receipt of the Specified Redemption Price, the aggregate principal amount of the 144A Global Note, No. A-1, dated December 11, 2014, made by the Issuer in favor of Cede & Co., bearing CUSIP No. 98878VAA2 (the “Existing 144A Global Note”), in which Athyrium Opportunities Fund (A) LP and Athyrium Opportunities II Acquisition LP each represent that they hold a beneficial interest, shall be decreased in accordance with the procedures of the Registrar and DTC therefor in an aggregate amount equal to $12,878,000;

(viii)                  on (or as promptly as practicable after) the Specified Redemption Date after the Noteholders’ receipt of the Specified Redemption Price, the remaining $5,682,000 in aggregate principal amount of the Definitive Note held by Athyrium Opportunities II Acquisition LP that is not redeemed in the Specified Amendment Redemption shall be exchanged for a beneficial interest in the Existing 144A Global Note by increasing the aggregate principal amount of the Existing 144A Global Note by an aggregate amount equal to $5,682,000 in accordance with the procedures of the Registrar and DTC therefor (such that immediately after the completion of the actions described in Section 3.9(f)(vii) and this Section 3.9(f)(viii), the aggregate principal amount of the Existing 144A Global Note at such time shall be equal to $25,000,000, and Athyrium Opportunities II Acquisition LP shall, at such time, hold 100% of the beneficial interest in such amount), and the Omnibus Amendment shall be deemed to constitute both the request of the holder of such Definitive Note and the written notice required to be delivered by the Issuer to the Trustee under the fourth paragraph of Section 2.1(b);

(ix)                        immediately after the aggregate principal amount of the Existing 144A Global Note is decreased as described in in Section 3.9(f)(vii) and increased as described in Section 3.9(f)(viii), the Existing 144A Global Note shall, in accordance with the procedures of the Registrar and DTC therefor, be amended to reflect (A) the Final Legal Maturity Date as amended by the Omnibus Amendment (and the amended designation of the Notes as the “Senior Secured 9.375% Notes due 2021”) and (B) the inapplicability of the Issuer’s ability to issue PIK Notes;

(x)                           concurrently with the amendment of the Existing 144A Global Note, the Regulation S Global Note, No. S-1, dated December 11, 2014, made by the Issuer in favor of Cede & Co., bearing CUSIP No. K9900PAA2, shall, in accordance with the procedures of the Registrar and DTC therefor, be amended to reflect (A) the Final Legal Maturity Date as amended by the Omnibus Amendment (and the amended designation of the Notes as the “Senior Secured 9.375% Notes due 2021”) and (B) the inapplicability of the Issuer’s ability to issue PIK Notes;

(xi)                        on (or as promptly as practicable after) the Specified Redemption Date after the Noteholders’ receipt of the Specified Redemption Price, and after the completion of the actions described in Sections 3.9(f)(vii), Section 3.9(f)(viii) and 3.9(f)(ix), the Definitive Note held by Athyrium Opportunities II Acquisition LP shall be surrendered (which action may be taken by such Noteholder or its authorized agent) to the Trustee for cancellation and may not be reissued or resold; and

(xii)                     for the avoidance of doubt, any breach on the part of any of Zealand, the Seller, the Issuer, the General Partner or the Master General Partner of any of its obligations under Section 3.8(e) or this Section 3.9(f) shall constitute an Event of Default under Section 4.1.

(e)          Section 4.1(e)(ii) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(ii) failure of any representation or warranty of the Issuer, Zealand or the Seller made or deemed to be made in the Indenture, the Note Purchase Agreement, any Local Law Security Agreement, the Issuer Purchase Agreement, the Master Contribution Agreement, the Servicing Agreement, the License Servicing Agreement or the Zealand Guarantee, or in any certificate or other writing delivered pursuant thereto, to be correct in all material respects when the same has been made; provided, that if the consequences of the failure can be cured, such failure continues for a period of 30 days after written notice thereof has been given to the Issuer by the Trustee at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes;”

(f)           Section 4.1(k)(i) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(k)                           (i)(x) Zealand shall have failed to perform any of its covenants, obligations, conditions or provisions binding on it under the Master Contribution Agreement, the License Servicing Agreement, the Servicing Agreement or the Zealand Guarantee or (y) Zealand shall fail to comply with the covenant in Section 8 of the Omnibus Amendment or”

(g)          Section 4.1(n)(i) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(n)                           (i)(A) this Indenture, the Assignment for Security Purposes, the Assignment and Charge Agreement, the Local Law Security Agreements, the Master Contribution Agreement, the Issuer Purchase Agreement or the Zealand Guarantee shall be asserted in writing by the Issuer, Zealand or the Seller not to be legal, valid and binding obligations of any party thereto or (B) this Indenture, the Assignment for Security Purposes, the Assignment and Charge Agreement, the Local Law Security Agreements, the Master Contribution Agreement, the Issuer Purchase Agreement, the Zealand Guarantee or any other Deal Document covering any material portion of the Collateral, the Issuer Pledged Equity or the

Issuer Pledged Collateral shall cease, for any reason (other than by reason of the express release thereof in accordance with the terms thereof or hereof) to be in full force and effect or”

(h)         Annex A to the Indenture is hereby amended by inserting in appropriate alphabetical order in such Annex A the defined term “Existing 144A Global Note” and the following definition thereof:

““Existing 144A Global Note” has the meaning set forth in Section 3.9(f) of the Indenture.”

(i)             Annex A to the Indenture is hereby amended by inserting in appropriate alphabetical order in such Annex A the defined term “Omnibus Amendment” and the following definition thereof:

““Omnibus Amendment” has the meaning set forth in Section 3.9(f) of the Indenture.”

(j)            Annex A to the Indenture is hereby amended by inserting in appropriate alphabetical order in such Annex A the defined term “Specified Amendment Redemption” and the following definition thereof:

““Specified Amendment Redemption” has the meaning set forth in Section 3.8(e) of the Indenture.”

(k)         Annex A to the Indenture is hereby amended by inserting in appropriate alphabetical order in such Annex A the defined term “Specified Redemption Date” and the following definition thereof:

““Specified Redemption Date” means March 15, 2017 (which, for the avoidance of doubt, is also a Payment Date).”

(l)             Annex A to the Indenture is hereby amended by inserting in appropriate alphabetical order in such Annex A the defined term “Specified Redemption Price” and the following definition thereof:

““Specified Redemption Price” has the meaning set forth in Section 3.8(e) of the Indenture.”

(m)     The definition of “Final Legal Maturity Date” in Annex A to the Indenture is hereby deleted in its entirety and replaced with the following:

““Final Legal Maturity Date” means, with respect to (a) the Original Class A Notes and any PIK Notes, March 15, 2021, and (b) with respect to any Subordinated Notes, the date specified in the indenture supplemental to the Indenture providing for their issuance; provided, that the Final Legal Maturity

Date with respect to any Subordinated Notes where the proceeds thereof are not used to redeem all of the Outstanding Class A Notes and any PIK Notes shall be no earlier than March 15, 2021.”

(n)         The definition of “Original Class A Notes” in Annex A to the Indenture is hereby deleted in its entirety and replaced with the following:

““Original Class A Notes” means the Senior Secured 9.375% Notes due 2021 of the Issuer in the initial Outstanding Principal Balance of $50,000,000, substantially in the form of Exhibit A to the Indenture.”

(o)         The definition of “Outstanding” in Annex A to the Indenture is hereby amended by deleting the proviso to clause (ii) of such definition and replacing it with the following:

“provided, that, (A) if such Notes are to be redeemed (other than pursuant to the Specified Amendment Redemption) prior to the maturity thereof in accordance with the requirements of Section 3.8 of the Indenture, written notice of such Redemption shall have been given and not rescinded as provided in Section 3.9 of the Indenture, or provision satisfactory to the Trustee shall have been made for giving such written notice, and, if such Redemption does not occur, then this clause (ii) ceases to apply with respect to such Notes as of the Payment Date that was supposed to be the date of such Redemption and (B) if such Notes are to be redeemed in the Specified Amendment Redemption, and, if the Specified Amendment Redemption does not occur, then this clause (ii) ceases to apply with respect to such Notes as of the Specified Redemption Date, and”

(p)         The definition of “PIK Notes” in Annex A to the Indenture is hereby deleted in its entirety and replaced with the following:

““PIK Notes” means the Senior Secured 9.375% Notes due 2021 of the Issuer, if any, substantially in the form of Exhibit A to the Indenture, issued to Noteholders of the Original Class A Notes pursuant to Section 3.6(b) of the Indenture.”

(q)         The definition of “Redemption” in Annex A to the Indenture is hereby deleted in its entirety and replaced with the following:

““Redemption” means any Optional Redemption, the Noteholder-Required Redemption, any other redemption of Notes described in Section 3.8(c) of the Indenture, and the Specified Amendment Redemption.”

(r)            The definition of “Redemption Date” in Annex A to the Indenture is hereby deleted in its entirety and replaced with the following:

““Redemption Date” means, (i) in the case of the Specified Amendment Redemption, the Specified Redemption Date, and (ii) in the case of Redemptions other than the Specified Amendment Redemption, the date, which shall be any

Payment Date, on which Notes are redeemed pursuant to a Redemption; provided, however, that such Redemption Date in respect of the Original Class A Notes and any PIK Notes may not be earlier than the Payment Date occurring in March 2016; provided, further, that, notwithstanding the foregoing clause (ii), the Redemption Date shall, in the case of a Noteholder-Required Redemption, be such Business Day specified by the Controlling Noteholder to the Issuer and the Trustee (such Business Day to be no earlier than the third Business Day following the date of such notice).”“

(s)           The definition of “Redemption Price” in Annex A to the Indenture is hereby deleted in its entirety and replaced with the following:

““Redemption Price” means (a) in respect of the Specified Amendment Redemption, the Specified Redemption Price, (b) in respect of an Optional Redemption of the Original Class A Notes and any PIK Notes on any Redemption Date, an amount equal to the product of (x) (i) in the case of any Optional Redemption, the applicable Class A Redemption Percentage as set forth below or (ii) in the case of any Noteholder-Required Redemption, 100% and (y) the Outstanding Principal Balance of the Original Class A Notes and any PIK Notes that are being redeemed on such Redemption Date, plus the accrued and unpaid interest to the Redemption Date on the Original Class A Notes and any PIK Notes that are being redeemed and any Tax Additional Amount due and unpaid with respect to any Original Class A Notes and any PIK Notes that are being redeemed:

Payment Date	Class A Redemption Percentage
From and including March 15, 2017 to and including March 14, 2018	108%
From and including March 15, 2018 to and including March 14, 2019	103%
From and including March 15, 2019 to and including March 15, 2020	101%
From and including March 16, 2020 and thereafter	100%

and (c) in respect of any Subordinated Notes, the redemption price, if any, plus the accrued and unpaid interest to the Redemption Date on the Subordinated Notes, established by or pursuant to a Resolution and set forth in any indenture supplemental to the Indenture providing for the issuance of such Notes or designated as such in the form of such Notes (any such Redemption Price in respect of any Subordinated Notes may include a Redemption Premium, and such Resolution and indenture supplemental to the Indenture may specify a separate Redemption Premium).”

(t)            Annex A to the Indenture is hereby amended by inserting in appropriate alphabetical order in such Annex A the defined term “Zealand Guarantee” and the following definition thereof:

““Zealand Guarantee” means that certain Guarantee, dated as of March 15, 2017, made by Zealand in favor of the Noteholders and U.S. Bank National Association as Security Trustee.”

(u)         Exhibits A, F, G, H, and I to the Indenture are hereby amended by deleting all references to the “Senior Secured 9.375% Notes due 2026” contained therein and replacing such references with references to the “Senior Secured 9.375% Notes due 2021”.

3.                                      Amendments to All Specified Agreements.  Each of the Parties acknowledges and agrees that, with respect to the Specified Agreements:

(a)         on and after the date hereof, all references in the Specified Agreements to the final legal maturity date of the Notes shall be deemed to refer to March 15, 2021 (and not March 15, 2026);

(b)         as of the date hereof, all Milestone Payments have already been paid by the Licensee, and therefore, on and after the date hereof, all references in the Specified Agreements to the Trustee being required to transfer Milestone Payments and overdue interest on Milestone Payments to the Milestone Payments Reserve Account are no longer applicable;

(c)          on and after the date hereof (following the completion of the Specified Amendment Redemption and the payment of the Specified Redemption Price), the Milestone Payments Reserve Account will no longer contain any funds, and therefore, on and after the date hereof, (i) all references in the Specified Agreements to Noteholder-Required Redemptions are inapplicable and (ii) all references in the Specified Agreements to Optional Redemptions using amounts available in the Milestone Payments Reserve Account are inapplicable;

(d)         the Sales Test has not been met, and therefore, on and after the date hereof, all references in the Specified Agreements to actions occurring upon the satisfaction of the Sales Test are inapplicable; and

(e)          the Payment Dates in September 2015 and March 2016 have already occurred, and therefore, with effect from and after March 16, 2016, all references in the Specified Agreements to the Issuer having an ability to issue PIK Notes are inapplicable.

4.                                      Amendments to the Issuer Limited Partnership Agreement and the Master SPV Limited Partnership Agreement.

(a)         Clause 5 of the Issuer Limited Partnership Agreement is hereby amended by adding the following Clause 5.3 at the end of such Clause 5:

“5.3                         The covenants of the Issuer under this Agreement (including this Clause 5) shall not prevent the Issuer from distributing or transferring to the Master SPV or Zealand the funds released to the Issuer from the Milestone Payments Reserve Account (as defined in the Indenture) in the amount and in the manner specified in Section 3.7(d) of the Indenture in connection with the Specified Amendment Redemption (as defined in the Indenture).”

(b)         Clause 7 of the Issuer Limited Partnership Agreement is hereby amended by adding the following Clause 7.4 at the end of such Clause 7:

“7.4                         Notwithstanding anything to the contrary in Clauses 7.1, 7.2 and 7.3, (a) the Indenture Trustee is not entitled to receive a copy of the notice for the general meeting of the Issuer at which the distribution to Zealand or the Master SPV of the funds released to the Issuer from the Milestone Payments Reserve Account (as defined in the Indenture) in the amount and in the manner specified in Section 3.7(d) of the Indenture in connection with the Specified Amendment Redemption (as defined in the Indenture) is discussed and voted upon, (b) such general meeting is not required to be convened upon at least 2 weeks’ prior notice and (c) the Indenture Trustee shall not have the right to be represented at such general meeting; provided, however, that, in each case, the sole matter discussed and voted upon at such general meeting is the distribution to Zealand or the Master SPV of the funds released to the Issuer from the Milestone Payments Reserve Account (as defined in the Indenture) in the amount and in the manner specified in Section 3.7(d) of the Indenture in connection with the Specified Amendment Redemption (as defined in the Indenture).”

(c)          Clause 5 of the Master SPV Limited Partnership Agreement is hereby amended by adding the following Clause 5.3 at the end of such Clause 5:

“5.3                         The covenants of the Master SPV under this Agreement (including this Clause 5) shall not prevent the Master SPV from distributing or transferring to Zealand the funds released to the Issuer, and subsequently distributed or transferred by the Issuer to the Master SPV, from the Milestone Payments Reserve Account (as defined in the Indenture) in the amount and in the manner specified in Section 3.7(d) of the Indenture in connection with the Specified Amendment Redemption (as defined in the Indenture).”

5.                                      Conditions to Effectiveness of Amendment.  This Amendment shall become effective upon:

(a)         receipt by each Party of a counterpart signature page to this Amendment duly executed and delivered by each other Party;

(b)         receipt by the Noteholders and the Trustee of a guarantee by Zealand Parent, duly executed and delivered by Zealand Parent and the Trustee, that guarantees all of the obligations of the Issuer under the Indenture and the Notes (the “Guarantee”), in form and substance reasonably satisfactory to the Noteholders;

(c)          receipt by each Party of the Amendment No. 1 to the Assignment for Security Purposes, duly executed and delivered by the Issuer and the Trustee (the “Assignment Amendment”), in form and substance reasonably satisfactory to the Issuer, the Trustee and the Noteholders;

(d)         receipt by the Noteholders of executed legal opinions of (i) Plesner, special Danish counsel to Zealand Parent, the Issuer, the Master SPV, General Partner 1 and General Partner 2 and (ii) Dechert LLP, special counsel to Zealand Parent, the Issuer, the Master SPV, General Partner 1 and General Partner 2, in each case in form and substance reasonably satisfactory to the Noteholders;

(e)          receipt by the Noteholders of an officers’ certificate with respect to Zealand Parent, the Issuer, the Master SPV, General Partner 1 and General Partner 2, in form and substance reasonably satisfactory to the Noteholders, duly executed and delivered by officers or other authorized representatives of each such Person, in each case attaching, among other things, (i) certified copies of each such Person’s respective organizational documents, including as such documents have been amended to effect the transactions contemplated hereby and (ii) resolutions of each such Person’s governing body then in full force and effect authorizing (A) the execution, delivery and performance of this Amendment, (B) in the case of Zealand Parent only, the execution, delivery and performance of the Guarantee, (C) in the case of the Issuer only, the execution, delivery and performance of the amendment to the Existing 144A Global Note to be delivered in connection with the Specified Amendment Redemption (the “Amended 144A Global Note”), (D) in the case of the Issuer only, the execution, delivery and performance of the amendment to the Existing Reg S Global Note to be delivered in connection with the Specified Amendment Redemption (the “Amended Reg S Global Note”), (E) in the case of the Issuer only, the execution, delivery and performance of the Assignment Amendment, (F) the consummation of the transactions contemplated hereby and thereby and (G) in the case of the Issuer only, the consummation of the Specified Amendment Redemption; and

(f)           receipt by the Trustee of the Officer’s Certificate and the Opinion of Counsel described in Section 9.4 of the Indenture, duly executed and delivered by the Issuer.

6.                                      Expenses.  The Issuer agrees to pay on demand all expenses of the Trustee incurred in connection with this Amendment and the Specified Amendment Redemption.  This payment will be made from the amount transferred from the Milestone Payments Reserve Account to, or at the direction of, the Issuer in accordance with Section 3.7(d) of the Indenture as amended by this Amendment.  The expenses of a Party (other than the Trustee) incurred in connection with this Amendment and the Specified Amendment Redemption shall be borne by the Party incurring same.

7.                                      Representations and Warranties.

(a)         Each of the Issuer, the Master SPV and Zealand Parent, jointly and severally, represents and warrants to the Noteholders that, after giving effect to this Amendment, the representations and warranties of the Issuer, the Master SPV and Zealand Parent contained in the AOF A Purchase Agreement and the AOF B Purchase Agreement (other than the representations and warranties contained in the sections thereof captioned “Disclosure”) are true and correct in all respects on and as of the date hereof as if made on and as of the date hereof and after giving effect to this Amendment; provided, however, that, for purposes of this Section 7(a), the representation in Section 5.7(b) of each of the AOF A Purchase Agreement and the AOF B Purchase Agreement that the Issuer has not made any distributions since its organization is hereby deemed to instead provide that the Issuer has not made any distributions since its organization other than the transfer to the Master SPV contemplated by Section 3.7(d) of the Indenture as amended by this Amendment.  For purposes of this Section 7(a), the Parties agree that, with respect to the representations and warranties in Sections 5.2(c) and 5.3(a) of each of the AOF A Purchase Agreement and the AOF B Purchase Agreement, the Issuer, the Master SPV and Zealand Parent shall be entitled to assume that the representations and warranties of AOF A and AOF B in the AOF A Purchase Agreement and the AOF B Purchase Agreement are accurate on and as of the date hereof as if made on and as of the date hereof and after giving effect to this Amendment.  Each of the Issuer, the Master SPV and Zealand Parent, jointly and severally, represents and warrants that (i) the issuance and sale of the Notes by the Issuer on December 11, 2014 (the “Original Issuance Date”) was exempt from registration under Section 4 of the Securities Act of 1933, as amended, and since the Original Issuance Date, neither the Issuer nor anyone acting on its behalf has taken any action that would subject the Notes to the registration requirements of the Securities Act of 1933, as amended, and (ii) other than the issuance and sale of the Notes by the Issuer to AOF A and AOF B on the Original Issuance Date and the transfer of certain Notes to AOF II pursuant to the Securities Purchase Agreement, neither the Issuer nor any of its Affiliates has engaged in the sale, transfer, exchange or assignment of any of the Notes to any non-affiliated party.

(b)         Each of the Issuer, the Master SPV, Zealand Parent, General Partner 1 and General Partner 2, represents and warrants, solely with respect to itself, to the Noteholders and the Trustee that:

(i)                                     each of the Issuer, the Master SPV, Zealand Parent, General Partner 1 and General Partner 2 (A) has full power and authority to execute, deliver and perform this Amendment and to consummate the transactions contemplated hereby and (B) has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby;

(ii)                                  the Issuer has full power and authority (A) to consummate the Specified Amendment Redemption and (B) to execute, deliver and perform the Assignment Amendment, the Amended 144A Global Note and the Amended Reg S Global Note and to consummate the transactions contemplated thereby;

(iii)                               the Issuer has taken all necessary action to (A) authorize the consummation of the Specified Amendment Redemption and (B) authorize the execution, delivery and performance of the Assignment Amendment, the Amended 144A Global Note and the Amended Reg S Global Note and the consummation of the transactions contemplated thereby;

(iv)                              Zealand Parent (A) has full power and authority to execute, deliver and perform the Guarantee and consummate the transactions contemplated thereby and (B) has taken all necessary action to authorize the execution, delivery and performance of the Guarantee and the transactions contemplated thereby;

(v)                                 this Amendment has been duly executed and delivered by each of the Issuer, the Master SPV, Zealand Parent, General Partner 1 and General Partner 2 and constitutes the legal, valid and binding obligations of each such Person enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally and by general principles of equity);

(vi)                              the Assignment Amendment, the Amended 144A Global Note and the Amended Reg S Global Note shall be duly executed and delivered by the Issuer and shall constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally and by general principles of equity);

(vii)                           the Guarantee has been duly executed and delivered by Zealand Parent and constitutes the legal, valid and binding obligation of Zealand Parent enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally and by general principles of equity);

(viii)                        no consent, approval, authorization or other action by, and no notice to or registration or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by the Issuer, the Master SPV, Zealand Parent, General Partner 1 or General Partner 2 of this Amendment or the consummation of the transactions contemplated hereby;

(ix)                              no consent, approval, authorization or other action by, and no notice to or registration or filing with, any Governmental Authority or other Person is required for (A) the consummation by the Issuer of the Specified Amendment Redemption or (B) the due execution, delivery or performance by the Issuer of the Assignment Amendment, the Amended 144A Global Note or the Amended Reg S Global Note or the consummation of the transactions contemplated thereby;

(x)                                 no consent, approval, authorization or other action by, and no notice to or registration or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by Zealand Parent of the Guarantee or the consummation of the transactions contemplated thereby; and

(xi)                              (A) the execution, delivery and performance by each of the Issuer, the Master SPV, Zealand Parent, General Partner 1 and General Partner 2 of this Amendment and the transactions contemplated hereby, (B) the execution, delivery and performance by Zealand Parent of the Guarantee and the consummation of the transactions contemplated thereby, (C) the execution, delivery and performance by the Issuer of the Assignment Amendment, the Amended 144A Global Note and the Amended Reg S Global Note and the consummation of the transactions contemplated thereby and (D) the consummation of the Specified Amendment Redemption by the Issuer, in each case:

(I)                                   do not conflict with, result in a breach of any of the terms or provisions of or constitute a default under (x) the organizational documents of any such Person or (y) any judgment, order or decree of any Governmental Authority having jurisdiction over any such Person, its assets or its properties or, any Applicable Law; and

(II)                              do not violate, or constitute a default under, any deed, indenture, agreement or other instrument or obligation to which any such Person is a party or by which it or any part of its assets, property or revenues are bound.

(c)          Each of the undersigned Noteholders, for itself and not any other Party hereto, represents and warrants to each of the Trustee, Zealand Parent, the Issuer, the Master SPV, General Partner 1 and General Partner 2 that it is duly authorized to act on behalf of itself and/or the beneficial owners on whose behalf it has executed this Amendment, that the undersigned Noteholders, in the aggregate, own (directly or beneficially) 100% of the outstanding principal amount of the Notes, and this Amendment constitutes its and/or such beneficial owners’ legal, valid and binding obligations enforceable in accordance with the terms hereof (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Applicable Laws affecting creditors’ rights generally and by general principles of equity).  Each of the undersigned Noteholders hereby waives any defenses based upon the invalidity of the representations and warranties in this Section 7(c).

(d)         Each of the undersigned Noteholders, for itself and not any other Party hereto, represents and warrants to each of the Trustee, Zealand Parent, the Issuer, the Master SPV, General Partner 1 and General Partner 2 that, other than the issuance and sale of the Notes by the Issuer to AOF A and AOF B on the Original Issuance Date and the transfer of certain Notes to AOF II pursuant to the Securities Purchase Agreement, none of the Noteholders nor any of their respective Affiliates has engaged in the sale, transfer, exchange or assignment of any of the Notes to any non-affiliated party.

8.                                      Covenant to Provide Bankruptcy Remoteness Opinion.  Within 30 days after the date of this Amendment, Zealand Parent shall deliver to the Noteholders an executed legal opinion of Plesner (special Danish counsel to Zealand Parent, the Issuer, the Master SPV, General Partner 1 and General Partner 2) that both (a) includes, without limitation, opinions regarding bankruptcy remoteness that are substantially the same as those contained in the “Memorandum and Opinion on Bankruptcy Remoteness in Relation to Certain Transactions Among Zealand Pharma A/S, ZP Holding SPV K/S and ZP SPV 1 K/S” of Plesner dated December 11, 2014 and (b) is reasonably satisfactory in form and substance to the Noteholders and their counsel.

9.                                      Effects on Deal Documents.

(a)         Except as specifically amended hereby, all Deal Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)         Each of the Parties acknowledges and agrees that, on and after the date hereof, (i) this Amendment, the Guarantee, the Assignment Amendment, the Amended 144A Global Note and the Amended Reg S Global Note shall each constitute a Deal Document and a Transaction Document for all purposes of the Indenture and the other Deal Documents and (ii) this Amendment shall be deemed to be a writing delivered pursuant to the Indenture and the other Specified Agreements.

(c)          On and after the date hereof, each reference in any Specified Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to such Specified Agreement shall mean and be a reference to such Specified Agreement as amended hereby.

(d)         On and after the date hereof, each reference in the Deal Documents to any Specified Agreement, “thereunder,” “thereof,” “therein” or words of like import referring to any such Specified Agreement shall mean and be a reference to such Specified Agreement as amended hereby.

10.                               Waiver of Notice of Redemption.  As contemplated by Section 3.9(f)(i) of the Indenture as amended by this Amendment, the Noteholders hereby (a) waive their right to receive the written notice described in Section 3.9(a) of the Indenture in respect of the Specified Amendment Redemption and (b) agree that this Amendment shall be deemed to constitute a written notice in respect of the Specified Amendment Redemption that satisfies the requirements of Section 3.9(a) of the Indenture.

11.                               No Implied Amendment or Waiver.  Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Trustee or the Noteholders under the Indenture or the other Deal Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Indenture or the other Deal Documents, all of which shall continue in full force and effect.  Nothing in this Amendment shall be construed to imply any willingness on the part of the Trustee or the Noteholders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Indenture or the other Deal Documents.

12.                               Reaffirmation of Security Interests.  Each of the Issuer, the Master SPV, Zealand Parent, General Partner 1 and General Partner 2 (a) acknowledges, agrees and reaffirms that each of the security interests and Liens granted by the Issuer or the Master SPV, as applicable, in or pursuant to the Deal Documents are valid, perfected and subsisting and (b) agrees that this Amendment, the Guarantee, the Assignment Amendment, the Amended 144A Global Note and the Amended Reg S Global Note shall in no manner impair or otherwise adversely affect any of the security interests and Liens granted in or pursuant to the Deal Documents.

13.                               Miscellaneous.

(a)         Counterparts.  This Amendment may be executed in one or more counterparts by the Parties, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.  Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.

(b)         Headings.  The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

(c)          Severability.  In the event that any provision of this Amendment or the application thereof to any Party or to any circumstance or in any jurisdiction governing this Amendment shall, to any extent, be invalid or unenforceable under any Applicable Law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable, and the remainder of this Amendment, and the application of any such invalid or unenforceable provision to the Parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Amendment.

(d)         Amendments.  This Amendment may not be amended nor may any provision hereof be waived except in accordance with Article IX of the Indenture and the analogous provisions of the other Specified Agreements.

(e)          Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT PREJUDICE, HOWEVER, TO THE APPLICABILITY OF THE RESPECTIVE GOVERNING LAWS OF EACH OF THE LOCAL LAW SECURITY AGREEMENTS TO THE OBLIGATIONS, RIGHTS AND REMEDIES THEREUNDER.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective representatives thereunto duly authorized as of the day and year first written above.

ZP SPV 1 K/S

By: ZP General Partner 2 ApS, its general partner

By:	/s/ Mats Blom
Name: Mats Blom
Title: Executive Manager

By:	/s/ Britt Meelby Jensen
Name: Britt Meelby Jensen
Title: Executive Manager

Zealand Pharma A/S

By:	/s/ Mats Blom
Name: Mats Blom
Title: Chief Financial Officer

By:	/s/ Britt Meelby Jensen
Name: Britt Meelby Jensen
Title: Chief Executive Officer

ZP Holding SPV K/S

By: ZP General Partner 1 ApS, its general partner

By:	/s/ Mats Blom
Name: Mats Blom
Title: Executive Manager

By:	/s/ Britt Meelby Jensen
Name: Britt Meelby Jensen
Title: Executive Manager

[Signature Page to Omnibus Amendment]

ZP General Partner 1 ApS

By:	/s/ Mats Blom
Name: Mats Blom
Title: Executive Manager

By:	/s/ Britt Meelby Jensen
Name: Britt Meelby Jensen
Title: Executive Manager

ZP General Partner 2 ApS

By:	/s/ Mats Blom
Name: Mats Blom
Title: Executive Manager

By:	/s/ Britt Meelby Jensen
Name: Britt Meelby Jensen
Title: Executive Manager

[Signature Page to Omnibus Amendment]

Athyrium Opportunities Fund (A) LP

By:	Athyrium Opportunities Associates LP, its
general partner

By:	Athyrium Opportunities Associates GP LLC, its
general partner

By:	/s/ Andrew C. Hyman
	Name:	Andrew C. Hyman
	Title:	Authorized Signatory

Fractional Undivided Interest amount of Certificates held: $
Custodian:
Depositary:
Depositary Participant:
Address for Notices:

[Signature Page to Omnibus Amendment]

Athyrium Opportunities Fund (B) LP

By:	Athyrium Opportunities Associates LP, its
general partner

By:	Athyrium Opportunities Associates GP LLC, its
general partner

By:	/s/ Andrew C. Hyman
	Name:	Andrew C. Hyman
	Title:	Authorized Signatory

[Signature Page to Omnibus Amendment]

Athyrium Opportunities II Acquisition LP

By:	Athyrium Opportunities Associates II LP, its
general partner

By:	Athyrium Opportunities Associates II GP LLC,
its general partner

By:	/s/ Andrew C. Hyman
	Name:	Andrew C. Hyman
	Title:	Authorized Signatory

[Signature Page to Omnibus Amendment]

Athyrium Opportunities II Acquisition LP

By:	Athyrium Opportunities Associates II LP, its
general partner

By:	Athyrium Opportunities Associates II GP LLC,
its general partner

By:	/s/ Andrew C. Hyman
	Name:	Andrew C. Hyman
	Title:	Authorized Signatory

Fractional Undivided Interest amount of Certificates held: $
Custodian:
Depositary:
Depositary Participant:
Address for Notices:

[Signature Page to Omnibus Amendment]

U.S. Bank National Association

By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

[Signature Page to Omnibus Amendment]